SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549




                                FORM 8-K

                            CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported):  December 4, 2002
                                                    (December 2, 2002)



                              CRIIMI MAE INC.
        (Exact name of registrant as specified in its charter)

       Maryland                    1-10360                52-1622022
(State or other jurisdiction     (Commission           (I.R.S. Employer
    of incorporation)             File Number)         Identification No.)




                            11200 Rockville Pike
                        Rockville, Maryland  20852
 (Address of principal executive offices, including zip code, of Registrant)

                        (301) 816-2300 (Registrant's
                   telephone number, including area code)

Item 5.  Other Events

     Attached as an exhibit to this Current Report on Form 8-K is Amendment No. 1 to the Investment Agreement, executed by CRIIMI MAE Inc. (the "Company") and Brascan Real Estate Financial Investments LLC on December 2, 2002.

     Attached as an exhibit to this Current Report on Form 8-K is a corrected version of the previously filed Investment Agreement, dated as of November 14, 2002, by and between the Company and Brascan Real Estate Financial Investments LLC.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:


         Exhibit 10.1 -- Amendment No. 1 dated as of December 2, 2002 to the
                         Investment Agreement between CRIIMI MAE Inc. and Brascan Real Estate Financial Investments LLC
         Exhibit 10.2 -- Corrected Investment Agreement dated as of
                         November 14, 2002 between CRIIMI MAE Inc. and Brascan Real Estate Financial Investments LLC

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CRIIMI MAE Inc.




Dated: December 4, 2002            /s/ William B. Dockser
                                   -----------------------------------------
                                   William B. Dockser, Chairman

                               EXHIBIT INDEX

Exhibit
No. Description
--------------------------------------------------------------------------------

*10.1 -- Amendment No. 1 dated as of December 2, 2002 to the Investment
         Agreement between CRIIMI MAE Inc. and Brascan Real Estate Financial Investments LLC
*10.2 -- Corrected Investment Agreement dated as of November 14, 2002 between
         CRIIMI MAE Inc. and  Brascan Real Estate Financial Investments LLC



*Filed herewith.